MBD STAT SUP-1 030112
Statutory Prospectus Supplement dated March 1, 2012
The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, Y and Investor Class shares of the Fund listed below:
Invesco Municipal Bond Fund
The following information replaces the table in its entirety appearing under the heading “FUND SUMMARY — Management of the Fund” in the prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas Byron	Portfolio Manager	2011
Robert Stryker	Portfolio Manager	2011
Robert Wimmel	Portfolio Manager	2011	”
The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT — Portfolio Managers” in the prospectus:
          “The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
•	Thomas Byron, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Fund since 2011 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Van Kampen Asset Management and/or its affiliates in an investment management capacity.
     More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.
     The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”
MBD STAT SUP-1 030112

Statement of Additional Information Supplement dated March 1, 2012
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A2, A5, B, B5, C, C5, R, Y, Invesco Cash Reserve, Investor and Institutional Class shares, as applicable, of the Funds listed below:

Invesco Dynamics Fund	Invesco Municipal Bond Fund
Invesco Global Real Estate Fund	Invesco Real Estate Fund
Invesco High Yield Fund	Invesco Short Term Bond Fund
Invesco Limited Maturity Treasury Fund	Invesco U.S. Government Fund
Invesco Money Market Fund
Effective March 1, 2012 Richard Berry and Stephen Turman are no longer portfolio managers for Invesco Municipal Bond Fund and all references to Mr. Berry and Mr. Turman in Appendix H are deleted.
AIS SUP-3 030112